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                                                                    Exhibit 3.45

                                    FILE COPY

                          CERTIFICATE OF INCORPORATION

                          OF A PRIVATE LIMITED COMPANY

                                   No. 1916390

     I hereby certify that

                                KODASNAP LIMITED

is this day incorporated under the Companies Acts 1948 to 1981 as a private company and that the Company is limited.

Given under my hand at the Companies Registration Office,

Cardiff the 24TH MAY 1985

                                                 By:      /s/ M. Saunders
                                                    ----------------------------
                                                          M. Saunders (MRS)
                                                        an authorised officer

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                                    FILE COPY

                          CERTIFICATE OF INCORPORATION

                                ON CHANGE OF NAME

                               Company No. 1916390


The Registrar of Companies for England and Wales hereby certifies that

KFM FACILITIES MANAGEMENT LIMITED

having by special resolution changed its name, is now incorporated under the name of

DANKA SERVICES INTERNATIONAL LIMITED

Given at Companies House, Cardiff, the 11th December 1997


                                             By:         /s/  L. Parry
                                                --------------------------------
                                                         MRS. L. PARRY
                                                 For the Registrar of Companies



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                                    FILE COPY

                          CERTIFICATE OF INCORPORATION

                                ON CHANGE OF NAME

                               Company No. 1916390

The Registrar of Companies for England and Wales hereby certifies that

KODAK FACILITIES MANAGEMENT LIMITED

having by special resolution changed its name, is now incorporated under the name of

KFM FACILITIES MANAGEMENT LIMITED

Given at Companies House, Cardiff, the 31st December 1996


                                             By:       /s/  R.C. Edwards
                                                --------------------------------
                                                          R.C. EDWARDS
                                                 For the Registrar of Companies



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                                    FILE COPY

                          CERTIFICATE OF INCORPORATION

                                ON CHANGE OF NAME

                               Company No. 1916390

                              I hereby certify that

                                KODASNAP LIMITED

              having by special resolution changed its name, is now

                      is now incorporated under the name of

                       KODAK FACILITIES MANAGEMENT LIMITED

Given  under my hand at the Companies Registration Office,

Cardiff the 19 AUGUST 1991


                                             By:         /s/  L. Parry
                                                --------------------------------
                                                         MRS. L. PARRY
                                                     an authorised officer